Exhibit 10.1
FINAL

AMENDED AND RESTATED
INVESTMENT AGREEMENT
DATED AS OF FEBRUARY 8, 2007
BY AND AMONG
TOMOTHERAPY INCORPORATED
AND
THE INVESTORS NAMED HEREIN

EXHIBITS
     Exhibit A          Investors

AMENDED AND RESTATED
INVESTMENT AGREEMENT
     This Amended and Restated Investment Agreement (this “Agreement”) is made and entered into as of February 8, 2007, by and among TomoTherapy Incorporated, a Wisconsin corporation (the “Company”), and the undersigned Persons and entities listed on Exhibit A hereto (the “Investors”).
RECITALS
     WHEREAS, the Company is in the business of developing, manufacturing, marketing and selling medical devices used in radiation treatment of cancer and other image guided applications.
     WHEREAS, certain of the Investors, the Company and certain other persons have entered into that certain Series A Investment Agreement dated as of May 19, 1999 (as amended, the “Series A Investment Agreement”); and
     WHEREAS, certain of the Investors, the Company and certain other persons have entered into that certain Series B Investment Agreement dated as of March 16, 2001 (as amended, the “Series B Investment Agreement”); and
     WHEREAS, certain of the Investors, the Company and certain other persons have entered into that certain Series C Investment Agreement dated as of August 8, 2002 (as amended, the “Series C Investment Agreement”); and
     WHEREAS, certain of the Investors, the Company and certain other persons have entered into that certain Series D Investment Agreement dated as of February 18, 2004 (as amended, the “Series D Investment Agreement”); and
     WHEREAS, certain of the Investors, the Company and certain other persons have entered into that certain Series E Investment Agreement dated as of December 29, 2005 (as amended, the “Series E Investment Agreement”); and
     WHEREAS, certain of the Investors have entered into that certain Third Amended and Restated Shareholders Agreement of TomoTherapy Incorporated dated as of December 29, 2005 (the “Shareholders Agreement”); and
     WHEREAS, in contemplation of the registration and public offering of shares of the Company’s common stock, par value $0.01 per share (“Common Shares”), the Investors and the Company desire, by this Agreement, to amend and restate all of the Prior Investment Agreements (as defined herein) and to terminate the Shareholders Agreement upon the closing of a Qualified Public Offering (as defined herein).
     NOW, THEREFORE, in consideration of the mutual representations, warranties and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS AND TERMS
     1.1 Definitions. As used in this Agreement, the following terms have the following meanings:
     “Affiliate” of a Person shall mean any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, another Person. A Person shall be deemed to control another Person for the purposes of this definition if the controlling Person directly or indirectly, either individually or together with (in the case of an individual) his or her spouse, lineal descendants and ascendants and brothers or sisters by blood or adoption or spouses of such descendants, ascendants, brothers and sisters, owns ten percent or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct, or cause the direction of, the management or policies of the second Person, whether through the ownership of voting securities, common directors, trustees or officers, by contract or otherwise.
     “Agreement” shall mean this Investment Agreement, as amended, restated, supplemented or otherwise modified from time to time.
     “Common Shares” shall have the meaning assigned in the Recitals to this Agreement.
     “Company” shall have the meaning assigned in the first paragraph to this Agreement.
     “Demand Registration” shall have the meaning assigned in Section 2.1(a).
     “Effective Date” shall have the meaning assigned in Section 3.1.
     “GAAP” shall mean those generally accepted accounting principles in the United States of America consistently applied for all periods so as to properly reflect the financial condition, results of operations, and cash flows of the Company.
     “Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled through stock or capital ownership or otherwise, by any of the foregoing.
     “Investors” as defined in the first paragraph of this Agreement, shall mean those Persons listed on Exhibit A hereto.
     “Lock-Up Period” shall have the meaning assigned in Section 2.9.
     “NASD” shall have the meaning assigned in Section 2.3(a)(xv).
     “Opt-in Shareholders” shall have the meaning assigned in Section 2.1(a).

     “Permitted Transferee” shall have the meaning assigned in Schedule 2.7.
     “Person” shall mean an individual, partnership, corporation, limited liability company, firm, enterprise, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.
     “Prior Investment Agreements” shall mean, collectively, the Series A Investment Agreement, Series B Investment Agreement, Series C Investment Agreement, Series D Investment Agreement and Series E Investment Agreement.
     “Qualified Public Offering” shall mean an offering of equity securities of the Company pursuant to an effective registration statement filed with the SEC under the Securities Act on or prior to December 29, 2008 by an underwriter approved by the Board of Directors of the Company pursuant to a firm underwriting agreement which raises gross proceeds to the Company of not less than $20,000,000 and where the price per share is not less than $12.00, subject to adjustments for subdivisions, stock splits, combinations, recapitalizations or similar transactions.
     “Registrable Securities” means, collectively, (i) the Common Shares issuable or issued upon conversion of the securities issued pursuant to the Prior Investment Agreements; and (ii) any Common Shares issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clause (i) above; excluding in all cases, however, any securities that would otherwise be Registrable Securities that are sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned, and excluding any shares for which registration rights have terminated pursuant to Section 2.10 of this Agreement.
     “Required Investors” shall mean the Investor or Investors holding at least two thirds of all outstanding Registrable Securities of the Company held by the Investors.
     “Rightholders” shall mean any person lawfully holding Registrable Securities.
     “SEC” shall have the meaning assigned in Section 2.3(a)(i).
     “Securities Act” shall mean the Securities Act of 1933, as amended, and any successor statute, together with the rules and regulations thereunder, in each case as in effect from time to time.
     “Securities Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor statute, together with the rules and regulations thereunder, in each case as in effect from time to time.
     “Series A Investment Agreement” shall have the meaning assigned in the Recitals to this Agreement.

     “Series B Investment Agreement” shall have the meaning assigned in the Recitals to this Agreement.
     “Series C Investment Agreement” shall have the meaning assigned in the Recitals to this Agreement.
     “Series D Investment Agreement” shall have the meaning assigned in the Recitals to this Agreement.
     “Series E Investment Agreement” shall have the meaning assigned in the Recitals to this Agreement.
     “Shareholders Agreement” shall have the meaning assigned in the Recitals to this Agreement.
     “Subject Shares” shall have the meaning assigned in Section 2.3(a).
     1.2 Interpretation. Unless otherwise expressly provided or unless the context requires otherwise, (a) all references in this Agreement to Articles, Sections, Schedules and Exhibits shall mean and refer to Articles, Sections, Schedules and Exhibits of this Agreement; (b) all references to statutes and related regulations shall include all amendments of the same and any successor or replacement statutes and regulations; (c) words using the singular or plural number also shall include the plural and singular number, respectively; (d) references to “hereof,” “herein,” “hereby” and similar terms shall refer to this entire Agreement (including the Schedules and Exhibits hereto); and (e) references to any Person shall be deemed to mean and include the successors and permitted assigns of such Person (or, in the case of a Governmental Authority, Persons succeeding to the relevant functions of such Person).
     1.3 Other Terms. Except as otherwise specifically provided, each accounting term used herein shall have the meaning given to it under GAAP, as consistently applied by the Company.
ARTICLE II
REGISTRATION RIGHTS
     2.1 Demand Registration.
          (a) The Rightholders of a majority of all Registrable Securities, voting as a single class, shall have the right, exercisable by giving written notice to the Company, to require the Company to file a registration statement under the Securities Act to register the offer and sale of all or any portion of such holders’ (in either case, the “Rightholders”) Registrable Securities in the Company (in either case, a “Demand Registration”); provided that the Company shall not be obligated to effect a registration pursuant to this Section 2.1(a) (other than a registration on Form S-3 or any successor form from and after the time the Company is eligible to use Form S-3 or any successor form, as applicable, as to which the Rightholders shall have unlimited rights to require the Company to effect a registration) on more than three occasions. In the event of such a demand, the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all other Rightholders. In the event that any such Rightholders wish to participate in the registration

(the “Opt-in Shareholders”), they shall so advise the Company within twenty (20) days of receipt of such notice and shall include in their notice the number of Registrable Securities they desire to so register. Notwithstanding any other provision of this section, if the managing underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, then the Company shall so advise the Opt-in Shareholders which would otherwise be underwritten pursuant to this provision, and the number of shares that may be included in the underwriting shall be allocated to the Opt-in Shareholders in proportion, as nearly as practicable, to the respective amounts of Common Shares held by such Opt-in Shareholders at the time of filing the registration statement.; provided, further, that the number of shares owned by the Rightholders to be included in such underwriting and registration shall not be reduced unless all other securities held by other shareholders of the Company are first entirely excluded from the underwriting and registration. The managing underwriter(s) for such offering shall be selected by the Company with the prior written approval of the Rightholders holding a majority of the Common Shares held by Rightholders to be offered for sale pursuant to the Demand Registration, which approval shall not be unreasonably withheld. In the event the Company has not selected an underwriter approved by such Rightholders within thirty (30) days of the Rightholders’ notice, the Rightholders holding a majority of the Common Shares held by Rightholders to be offered for sale pursuant to the Demand Registration may select the underwriter. The Company shall not be deemed to have effected a Demand Registration pursuant to this Section 2.1(a) unless the Rightholders shall have sold that number of shares representing at least fifty percent (50%) of the Registrable Securities requested to be registered by the Rightholders.
          (b) The Company may postpone for up to 120 days the filing or effectiveness of a registration statement with respect to a Demand Registration if the Company furnishes to Rightholders requesting a registration pursuant to this Section 2.1 a certificate signed by the Company’s chief executive officer stating that, in the good faith judgment of the Company’s Board of Directors, it would be materially detrimental to the Company and its stockholders for such registration statement to be filed during the period of such postponement for one or more of the following reasons: (i) the filing of such registration statement during such period would materially interfere with an acquisition, corporate reorganization or other transaction that the Company would disclose in a periodic report filed pursuant to the Securities Exchange Act; (ii) the filing of such registration statement during such period would require disclosure of material, non-public information relating to the Company which the Company has a bona fide business purpose for preserving as confidential; or (iii) the filing of such registration statement during such period would result in the Company’s inability to comply with applicable requirements of the Securities Act; and it is therefore necessary to defer the filing of such registration statement for such period; provided, however, that the Company may not invoke this right more than once in any 12-month period. In the event of postponement, the Rightholders shall be entitled to withdraw such request and if withdrawn, such Demand Registration shall not be deemed a Demand Registration for purposes of Section 2.1(a).
     2.2 Piggyback Registration. If at any time the Company proposes or is required to register any offering of Registrable Securities or Common Shares under the Securities Act (other than a registration on Form S-4 or Form S-8 or successor forms or any other registration statement relating to a corporate reorganization or other transaction under Rule 415 of the Securities Act), the Company will give written notice thereof to the holders of Registrable Securities at least thirty (30)

days prior to the filing of a registration statement. Each holder of Registrable Securities shall have the right to include in such registration all or a portion of its Common Shares. If the managing underwriter(s) advise(s) the Rightholders in writing that marketing factors require a limitation of the number of Common Shares to be underwritten, then the Company shall so advise all Rightholders participating and the number of Common Shares that may be included in the registration and underwriting shall be allocated among all Rightholders in proportion, as nearly as practicable, to the respective amounts of Common Shares held by such Rightholders at the time of filing the registration statement. No Common Shares excluded from the underwriting by reasons of the underwriters’ marketing limitation shall be included in such registration. To facilitate the allocation of Common Shares in accordance with the above provisions, the Company or the underwriters may round the number of Common Shares allocated to any Rightholder to the nearest 100 shares.
     2.3 Registration Procedures.
          (a) Whenever the Company is required to effect the registration of any Common Shares under the Securities Act pursuant to Sections 2.1 or 2.2 (the “Subject Shares”), the Company will use its best efforts to effect the registration and sale of the Subject Shares in accordance with the intended method of disposition thereof. Without limiting the generality of the foregoing, the Company will as soon as practicable:
     (i) prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement with respect to the Subject Shares in form and substance satisfactory to the Rightholders holding a majority of the Common Shares held by Rightholders to be offered for sale pursuant to the Demand Registration and use its best efforts to cause such registration statement to become effective as soon as practicable, but not later than 120 days after notice of a Demand Registration, and to maintain the effectiveness thereof until the earlier of (x) the date that the Subject Shares have been sold thereunder, and (y) 120 days after effectiveness; provided, however, that such one-hundred twenty (120) day period shall be extended for a period equal to the time that the Rightholders refrain from selling any securities included in such registration at the request of an underwriter or the Company; provided, further, that the Company may suspend sales at any time under the registration statement immediately upon notice to the selling Rightholders or their assigns for a period of time not to exceed in the aggregate sixty (60) days during any twelve (12) month period, if there then exists material, non-public information relating to the Company which, in the reasonable good faith opinion of the board of directors of the Company, would be materially detrimental to the Company to disclose during that time;
     (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the applicable period and to comply with the provisions of the Securities Act with respect to the disposition of all Subject Shares covered by such registration statement; provided that, except to the extent otherwise provided by the Rightholders, all such amendments and supplements shall be provided to the Rightholders at least five days prior to filing and the Company shall not file any such amendment or supplement to which the Rightholders shall reasonably object.

     (iii) furnish to any Rightholder, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such Rightholder may reasonably request;
     (iv) use all reasonable efforts to register or qualify the Subject Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as the managing underwriter(s) shall reasonably recommend, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Rightholders to consummate the disposition in such jurisdictions of the Subject Shares covered by such registration statement, except that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, (B) subject itself to taxation in any such jurisdiction wherein it is not so subject, or (C) consent to general service of process in any such jurisdiction or otherwise take any action that would subject it to the general jurisdiction of the courts of any jurisdiction in which it is not so subject;
     (v) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC;
     (vi) furnish, at the Company’s expense, unlegended certificates representing ownership of the securities being sold in such denominations as shall be requested and instruct the transfer agent, if any, to release any stop transfer orders with respect to the Subject Shares being sold;
     (vii) notify the Rightholders at any time when a prospectus relating to the Subject Shares is required to be delivered under the Securities Act due to the happening of any event as a result of which the prospectus included in such registration statement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, and the Company shall, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of Subject Shares such prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
     (viii) enter into customary agreements (including an underwriting agreement in customary form in the case of an underwritten offering); make such representations and warranties to the Rightholders and the underwriters as in form and substance are customarily made by issuers to underwriters in underwritten offerings and take such other actions as the Rightholders or the managing underwriter(s) reasonably require in order to expedite or facilitate the disposition of such Subject Shares;

     (ix) make available for inspection by the Rightholders (or any of them), any underwriter or agent participating in any disposition pursuant to such registration statement, and any attorney, accountant or other similar professional advisor retained by the Rightholders (or any of them) or any such underwriter or agent, all pertinent financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such inspector in connection with such registration statement;
     (x) obtain for delivery to the Company, any such underwriter or agent, with copies to the Rightholders, a “cold comfort” letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the Rightholders or the managing underwriter(s) reasonably request;
     (xi) obtain for delivery to the Rightholders and any such underwriter or agent an opinion or opinions from counsel for the Company in customary form and reasonably satisfactory to the Rightholders and such underwriters or agents and their counsel;
     (xii) make available to its security holders earnings statements, which need not be audited, satisfying the provisions of Section 11(a) of the Securities Act no later than 90 days after the end of the 12-month period beginning with the first month of the Company’s first quarter commencing after the effective date of such registration statement, which earnings shall cover such 12-month period;
     (xiii) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the effectiveness of such registration statement at the earliest possible moment;
     (xiv) cause the Subject Shares to be registered with or approved by such other Governmental Authority as may be necessary to enable the Rightholders or the underwriter or underwriters to consummate the disposition of such securities;
     (xv) cooperate with the Rightholders and the managing underwriter(s) or any other interested party (including any interested broker-dealer) in making any filings or submissions required to be made, and furnishing all appropriate information in connection therewith, with the National Association of Securities Dealers, Inc. (“NASD”);
     (xvi) cause all Subject Shares to be listed on such national securities exchange(s) or the National Association of Securities Dealers National Market System as the Rightholders may reasonably request and, if any similar securities issued by the Company are then listed on any securities exchanges or national market systems, to also list all such Subject Shares on such securities exchanges or national market systems, and enter into such customary agreements, including a listing application and indemnification agreement in customary form, provided that the applicable listing requirements are satisfied, and provide a transfer agent and registrar for such Subject Shares covered by such registration statement no later than the effective date of such registration statement; and
     (xvii) take all other steps necessary to effect the registration of the Subject Shares contemplated hereby.
          (b) The Rightholders shall provide all information and materials and take all action as may be required in order to permit the Company to comply with all applicable requirements of the SEC and any applicable state securities laws and to obtain any desired acceleration of the effective date of any registration statement prepared and filed by the Company pursuant to this Agreement.
          (c) Each Rightholder shall, if requested by the Company or the managing underwriter(s) in connection with any proposed registration and distribution pursuant to this Agreement, (i) agree to sell the Subject Shares on the basis provided in any underwriting arrangements entered into in connection therewith that are customary for similar offerings and (ii) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents customary in similar offerings, all in form and substance reasonably satisfactory to the such Rightholder.
          (d) Upon receipt of any notice from the Company that the Company has become aware that the prospectus (including any preliminary prospectus) included in any registration statement filed pursuant to Sections 2.1 or 2.2, as then in effect, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, the Rightholders shall forthwith discontinue disposition of the Subject Shares pursuant to the registration statement covering the same until the Rightholders receive copies of a supplemented or amended prospectus and, if so directed by the Company, deliver to the Company (at the Company’s expense) all copies other than permanent file copies then in the Rightholders’ possession, of the prospectus covering the Subject Shares that was in effect prior to such amendment or supplement.
          (e) The Company shall pay all expenses incurred in connection with any registration statements filed pursuant to this Agreement, including without limitation all SEC and blue sky registration and filing fees (including NASD fees), printing expenses, transfer agents’ and registrars’ fees, fees and disbursements of the Company’s counsel and accountants and fees and disbursements of experts used by the Company in connection with such registration statement and the reasonable fees and disbursements of not more than one counsel to the Rightholders; provided that the Rightholders shall pay their pro rata share of all underwriting discounts and commissions attributable to the Subject Shares sold by the Rightholders pursuant to any such registration statement.
     2.4 Indemnification of the Rightholders.
          (a) In connection with any registration pursuant to Sections 2.1 or 2.2, the Company shall indemnify and hold harmless the Rightholders and each Person, if any, who controls a Rightholder (or transferee of all the rights hereunder), within the meaning of Section 15 of the

Securities Act against (i) all loss, liability, claim, damage and expense whatsoever arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any preliminary prospectus, the registration statement or the prospectus (as amended or supplemented), or in any application or other document executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Subject Shares under the securities laws thereof or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any other violation of applicable federal or state statutory or regulatory requirements or limitations relating to action or inaction by the Company in the course of preparing, filing or implementing such offering; provided that the Company shall not be liable for any loss, liability, claim, damage or expense arising out of or based upon any such untrue or alleged untrue statement or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Rightholder expressly for use in the preparation of the registration statement and (ii) all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any such litigation or claim) if such settlement is effected with the written consent of the Company.
          (b) The Company shall be entitled to participate at its own expense in the defense of any suit brought to enforce any such claim, but if the Company elects to assume such defense, such defense shall be conducted by counsel chosen by the Company; provided that such counsel is reasonably satisfactory to a majority of the Rightholders, which approval shall not be unreasonably withheld or delayed. In the event that the Company elects to assume the defense of any such suit and retain such counsel, the selling shareholders or controlling Persons, and defendants in the suit, shall, after the date they are notified of such election, bear the fees and expenses of any additional counsel thereafter retained by them in connection with such action.
     2.5 Indemnification of the Company. Each Rightholder in any registered offering pursuant to Sections 2.1 or 2.2 agrees, severally and not jointly, to indemnify and hold harmless the Company and each of the officers and directors and agents of it and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act against any and all such losses, liabilities, claims, damages and expenses as are indemnified against by the Company under Section 2.4, but only to the extent that such losses, liabilities, claims, damages and expenses are based upon untrue statements or omissions in any document referred to in Section 2.4 in reliance upon, and in conformity with, written information furnished in respect of such shareholders by or on behalf of such Rightholder expressly for use therein. If any action shall be brought against the Company or any other Person for which indemnification may be sought under this Section 2.5, such Rightholder shall have the rights and duties identical to those of the Company, and the Company and each other Person so indemnified shall have the rights and duties given to the Rightholder, pursuant to Section 2.4. Any Person seeking indemnification pursuant to this Section 2.5 shall promptly notify the applicable Rightholder after the assertion of such claim.
     2.6 Rule 144 and Rule 144A. The Company shall file in a timely manner all reports required to be filed by it under the Securities Act and the Securities Exchange Act (or, if the

Company is not required to file such reports, it will, upon the request of the Investors, make publicly available other information so long as necessary to permit sales under Rule 144 and Rule 144A under the Securities Act), and it will take such further action as such Investors may reasonably request, all to the extent required from time to time to enable any of such Investors to sell Common Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act, as such rules may be amended from time to time, or any similar rules or regulations hereafter adopted by the SEC. Upon the request of any such Investor, the Company will deliver to such Investor a written statement as to whether it has complied with such requirements. In addition, the Company agrees that for a period of 18 months following the date on which a registration statement filed pursuant to Sections 2.1 or 2.2, above, shall have become effective, the Company shall not deregister such securities under Section 12 of the Securities Exchange Act.
     2.7 Transferability. Each Rightholder may transfer its rights under this Article II, but only in connection with a sale or transfer to the following Persons: (a) any Permitted Transferee (as such term is defined in Schedule 2.7 to this Agreement), (b) any Person if the Rightholder is selling the number of Subject Shares equal to at least ten percent (10%) of the number of Registrable Securities owned by the Rightholder, including shares issuable upon the exercise of any options, warrants or other convertible securities owned by such Rightholder (or an equivalent number of Registrable Securities), adjusted for any stock dividend, stock splits and the like as provided for in the Shareholders Agreement; and (c) any Person if the Rightholder is selling its entire interest in the Registrable Securities. Each Rightholder’s right to transfer its rights pursuant to this Section shall be conditioned on (i) the Rightholder providing to the Company, within ten (10) business days after such transfer, written notice of the name and address of such transferee or assignee and the number of shares of Registrable Securities with respect to which such rights are being assigned, and (ii) such transferee or assignee agreeing to become a party to, and subject to the rights and obligations of, this Agreement (after which time such transferee or assignee shall be deemed a “Rightholder” for purposes of this Agreement). Any attempted assignment made in contravention of this Agreement shall be null and void and of no force or effect.
     2.8 No Further Grants of Registration Rights. The Company will not grant to any present or future shareholder any further registration rights without the consent of a majority of the holders of the Registrable Securities, voting as a single class.
     2.9 “Lock-Up” and Market Standoff. Each Investor agrees that in the event the Company proposes an initial public offering of its equity securities in a registration statement under the Securities Act, and (1) if requested in writing by the Company; and (2) if all other Affiliates of the Company, all holders of at least 1% of the Company’s voting securities, and all directors and officers similarly situated are likewise obligated, then each Investor shall not sell, grant any option or right to buy or sell or otherwise transfer or dispose of in any manner or in any hedging or other derivative security transaction, to the public in open market transactions, any Registrable Securities, Common Shares or other securities of the Company held by such Investor during the period requested by the Company and the underwriter for restrictions on trading or transfer (the “Lock-Up Period”) following the effective date of the registration statement of the Company filed under the Securities Act. Each Investor also agrees to enter into a lock-up agreement with the underwriters that shall be in writing and in form and substance pursuant to customary and prevailing terms and conditions for such lock-up agreements. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restrictions until the end of the Lock-Up Period. Such Lock-Up Period applicable to the Investors shall not exceed (i) 180 days in length for the Company’s initial public offering, and (ii) 90 days in length for all subsequent offerings.
     2.10 Expiration of Registration Rights. The right of any Investor to request registration or inclusion in any registration pursuant to Sections 2.1 or 2.2 shall terminate upon or at any time following the closing of the first Company-initiated registered public offering of Common Shares of the Company, if all Common Shares held or entitled to be held upon conversion by such Investor may immediately be sold under Rule 144 under the Securities Act during any 90-day period.
     2.11 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.
ARTICLE III
ADDITIONAL PROVISIONS
     3.1 Effective Date. This Agreement shall become effective upon the closing of a Qualified Public Offering (the “Effective Date”). On the Effective Date, this Agreement will (i) amend and restate all Prior Investment Agreements, each of which shall be replaced in its entirety by this Agreement and none of which shall be of any further force or effect and (ii) the Shareholders Agreement shall terminate and be of no further force or effect.
     3.2 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the Investors and the Company and their respective successors and assigns, and, except as otherwise expressly provided in any particular provision hereof, any subsequent holder of the Registrable Securities.
     3.3 Notices. All communication or notices required or permitted by this Agreement shall be in writing and shall be deemed to have been given or made when delivered in hand, deposited in the mail or sent by facsimile. Communications or notices shall be delivered personally or by certified or registered mail, return receipt requested and postage prepaid, or by facsimile with evidence of transmission, and addressed as follows, unless and until either of such parties notifies the other in accordance with this section of a change of address:

(a) if to the Company:	TomoTherapy Incorporated
1240 Deming Way
Madison, WI 53717-1954
(608) 824-2800
(608) 824-2996 (fax)
Attn: General Counsel

          (b) if to the Investors, at the addresses set forth on their respective signature page hereto.
     3.4 No Waiver; Remedies Cumulative. No delay on the part of the Investors or any other holder of the Registrable Securities in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement are cumulative and are in addition to all right or remedies which the Investors and such other holders otherwise may have in law or in equity or by statute or otherwise. Without limiting the generality of the of the foregoing, nothing in this Agreement shall be deemed to preclude or be in lieu of any right or remedy that the Investors or other holders may have in law or in equity or by statute or otherwise against the Company or any other Person based upon any fraud.
     3.5 Amendments and Waivers. Any change or amendment to this Agreement or any waiver hereunder shall be effective only if in writing and signed by the Company and the Required Investors.
     3.6 Severability. If any provision of this Agreement is held for any reason to be unenforceable, the remainder of this Agreement shall remain in full force and effect.
     3.7 Headings. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.
     3.8 Governing Law; Venue. This Agreement is made in the State of Wisconsin and shall be governed by and construed in accordance with the internal laws of the State of Wisconsin, without reference to its principles of conflicts of law.
     3.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signatures, each of which will be deemed an original.
     3.10 Further Assurances. The Company agrees, and shall cause its officers, to execute any other documents or take any other actions reasonably requested by the Investors to fulfill the transactions described in and contemplated by this Agreement.
[The balance of this page is intentionally left blank. Signature pages follow.]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:	TOMOTHERAPY INCORPORATED

	By:	/s/ Frederick A. Robertson

Frederick A. Robertson
Chief Executive Officer
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
INVESTOR:

/s/ Paul J. Reckwerdt

Paul J. Reckwerdt

Notices:	Paul J. Reckwerdt
c/o TomoTherapy Incorporated
1240 Deming Way
Madison, WI 53717-1954
Phone: (608) 824-2849
Email: preckwerdt@tomotherapy.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:				ASCENSION HEALTH
a Missouri nonprofit corporation as fiscal agent and nominee for certain of its wholly-owned subsidiaries

			By:	/s/ Anthony J. Spironzo

Anthony J. Spironzo
Senior Vice President & Chief Financial Officer

	Notices:	Attn:		Matt Hermann
Phone: (314) 733-8112
Fax: (314) 733-8002
Email: mhermann@ascensionhealth.org
Attn: Jamie Wehrung
Phone: (314) 733-8116
Fax: (314) 733-8002
Email: jwehrung@ascensionhealth.org

	With a copy to:			Jeffrey W. Short, Esquire
Hall, Render, Killian, Heath & Lyman
Suite 2000, Box 82064
One American Square
Indianapolis, IN 46282
Phone: (317) 977-1413
Fax: (317) 633-4878
E-mail: jshort@hallrender.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
INVESTOR:

/s/ Stephen C. Hathaway

Stephen C. Hathaway

Notices:	Stephen C. Hathaway
c/o TomoTherapy Incorporated
1240 Deming Way
Madison, WI 53717-1954
Phone: (608) 824-2838
Email: shathaway@tomotherapy.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:	AVALON TECHNOLOGY, LLC

	By:	Avalon Capital Group, Inc, its Manager

	By:	/s/ Stanley Ray

Name: Stanley Ray
Title: CFO

Notices:	c/o Avalon Portfolio, LLC
5786 LaJolla Blvd.
LaJolla, CA 92037
Attn: Michael Mikalsky
Phone: (858) 551-4434
Email: mmikalsky@avalon.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:		ADVANTAGE CAPITAL WISCONSIN PARTNERS I, LIMITED PARTNERSHIP

By: Venture Investors LLC
Its: Sub-Manager

	By:	/s/ John Neis

John Neis
Managing Director

Notices:		c/o Venture Investors LLC
505 South Rosa Road, #100
Madison, WI 53719-1262
Attn: John Neis, Managing Director
Phone: (608) 441-2700
Fax: (608) 441-2727
Email: john@ventureinvestors.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:	BAIRD VENTURE PARTNERS I LIMITED PARTNERSHIP

	By:	Baird Venture Partners Management Company I, L.L.C.
	Its:	General Partner

	By:	/s/ Peter K. Shagory

Peter K. Shagory
Managing Director

Notices:	c/o Baird Venture Partners
227 West Monroe Street, 22nd Floor
Chicago, IL 60606-5055
Attn: Michael Liang
Phone: (312) 609-5999
Email: mliang@rwbaird.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:	BVP I AFFILIATES FUND LIMITED PARTNERSHIP

	By:	Baird Venture Partners Management Company I, L.L.C.
	Its:	General Partner

	By:	/s/ Peter K. Shagory

Peter K. Shagory
Managing Director

Notices:	c/o Baird Venture Partners
227 West Monroe Street, 22nd Floor
Chicago, IL 60606-5055
Attn: Michael Liang
Phone: (312) 609-5999
Email: mliang@rwbaird.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:	OPEN PRAIRIE VENTURES I, L.P.

	By:	Open Prairie Ventures Management I, LLC
	Its:	General Partner

	By:	Open Prairie Ventures, Inc.
	Its:	Manager

	By:	/s/ Dennis D. Spice

Dennis D. Spice
Vice President

Notices:	Open Prairie Ventures
115 North Neil Street, Suite 209
Champaign, IL 61820-4024
Attn: Jim Schultz
(400 E. Jefferson St., Effingham, IL 62401)
Phone: (217) 351-7000
Fax: (217) 351-7051
Email: jschultz@openprairie.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:		THE ENDEAVORS GROUP, LLC

	By:	/s/ Kevin Lindsey

Kevin Lindsey
Manager

Notices:		The Endeavors Group, LLC
Attn: Kevin Lindsey
9100 N. Swan Rd.
Milwaukee, WI 53224-1704
Phone: (414) 355-3000
Fax: (414) 355-8060
Email: klindsey@execpc.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:			780 TOMOTHERAPY PARTNERS

		By:	/s/ Michael E. Skindrud

Michael E. Skindrud
Partner

	Notices:		c/o LaFollette Godfrey & Kahn
One East Main Street, Suite 500
Madison, WI 53703
Attn: Michael E. Skindrud
Phone: (608) 284-2619
Fax: (608) 257-0609
Email: mskindrud@gklaw.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:			SKL INVESTMENT GROUP, LLC

		By:	/s/ Steve Grissom

Steve Grissom, Administrative Officer

	Notices:		SKL Investment Group, LLC
121 S. 17th Street
Mattoon, IL 61938
Attn: Steve Grissom
Phone: (217) 235-4410
Email: steven.grissom@consolidated.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:			AKRA INVESTMENTS, LLC

		By:	/s/ Bob Schultz

Bob Schultz, President

	Notices:		c/o Schultz Investment Company
PO Box 218
Effingham, IL 62401
Attn: Bob Schultz
Phone: (217) 342-0802
Email: bschultz@schultzusa.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:
/s/ Wade Fetzer III

Wade Fetzer III

	Notices:	Wade Fetzer III
c/o Goldman, Sachs & Co.
4900 Sears Tower
Chicago, IL 60606-6372
Email: wade.fetzer@gs.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:
/s/ Frank J. Gambino

Frank J. Gambino

	Notices:	Frank J. Gambino
1007 Farwell Court
Madison, WI 53704
Phone: (608) 240-9639
Email: fgambino@rwbaird.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:
/s/ David A. Hackworthy

David A. Hackworthy

	Notices:	David A. Hackworthy
639 Summit Road
Madison, WI 53704
Phone: (608) 241-2988
Email: dhackworthy-jr@rwbaird.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:			HACKWORTHY FAMILY TRUST DATED MAY 24, 2003

		By:	/s/ Patricia A. Hackworthy

Patricia A. Hackworthy, Trustee

	Notices:		2136 Van Hise Avenue
Madison, WI 53705
Phone: (608) 233-4400
Or
P.O. Box 392
Madison, WI 53701-0392
Phone: (608) 251-2351
Email: dhackworthy-jr@rwbaird.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:
/s/ Terry F. Kelly

Terry F. Kelly

/s/ Mary W. Kelly

Mary W. Kelly

	Notices:	Terry F. and Mary W. Kelly
1007 Hillside Avenue
Madison, WI 53705-1116
Phone (work): (608) 274-5789
Phone (home): (608) 238-3734
Email: tkelly@wxc.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:
/s/ Thomas S. King

Thomas S. King

	Notices:	Thomas S. King
3582 Bishops Way
Middleton, WI 53562
Phone: (608) 242-4100 ext. 30373
Email: tkin1@amfam.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:
/s/ Max G. Lagally

Max G. Lagally

/s/ Shelley M. Lagally

Shelley M. Lagally

	Notices:	Max G. and Shelley M. Lagally
5110 Juneau Road
Madison, WI 53705-4744
Phone: (608) 233-0071
Email: lagally@neep.engr.wisc.edu
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
INVESTOR:

/s/ Michael G. Laskis
Michael G. Laskis

Notices:	Michael G. Laskis
c/o Foley & Lardner
150 E. Gilman Street, PO Box 1497
Madison, WI 53701-1497
Phone: (608) 257-5035
Fax: (608) 258-4258
Email: mlaskis@foleylaw.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
INVESTOR:

/s/ Kevin Lindsey
Kevin Lindsey

Notices:	Kevin Lindsey
c/o The Endeavors Group, LLC
9100 N. Swan Road
Milwaukee, WI 53224-1704
Phone: (414) 355-3000
Fax: (414) 355-8060
Email: klindsey@execpc.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
INVESTOR:

/s/ John J. McDonough
John J. McDonough

Notices:	c/o McDonough Medical Products Corp.
1407 Barclay Boulevard
Buffalo Grove, IL 60089
Phone: (847) 325-9774
Fax: (847) 541-8452
Email: jmcdono286@aol.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
INVESTOR:

/s/ Allison J. McDonough
Allison J. McDonough

Notices:	Allison J. McDonough
756 Mawman Avenue
Lake Bluff, IL 60044
Phone: (847) 615-9432
Fax: (312) 215-5080
Email: ejm101658@aol.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
INVESTOR:

/s/ Edwin J. McDonough
Edwin J. McDonough

Notices:	c/o McDonough Medical Products Corp.
1407 Barclay Boulevard
Buffalo Grove, IL 60089
Phone: (847) 325-9774
Fax: (847) 541-8452
Email: ejm@mcdonoughmedical.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
INVESTOR:

/s/ John J. McDonough, Jr.
John J. McDonough, Jr.

Notices:	John J. McDonough, Jr.
8225 Cobblestone Drive
Austin, TX 78735
Phone: (512) 394-0329
Fax: (512) 418-0111
Email: johnmcdonough1@mac.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
INVESTOR:

/s/ Joseph F. McDonough
Joseph F. McDonough

Notices:	Joseph F. McDonough
6990 Apprentice Place
Middleton, WI 53562
Phone: (608) 831-2292
Fax: (425) 645-0313
E-mail: joe@joemcdonough.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
INVESTOR:

/s/ Dana L. McDonough
Dana L. McDonough

Notices:	Dana L. McDonough
310 Ravine Forest Drive
Lake Bluff, IL 60045
Phone: (847) 735-9772
Fax: (847) 735-9678
Email: mcdonod@comcast.net
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:		/s/ Cary J. Nolan

Cary J. Nolan

	Notices:	Cary J. Nolan
10028 Hobart Road
Kirtland, OH 44094-9723
Phone: (440) 256-3903/3904
Fax: (440) 256-2900
Fax (winter): (949) 376-4554
Mobile: (216) 314-5651
Email: cnolan95@aol.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:			ARDESTA EMPLOYEES’ 401(K) SAVINGS & INVESTMENT PLAN F/B/O CHRISTOPHER RIZIK

		By:	/s/ Christopher L. Rizik

Christopher L. Rizik, Trustee

	Notices:		Christopher L. Rizik
c/o Ardesta Employees’ 401(k) Savings &
Investment Plan
201 S. Main Street, Suite 1000
Ann Arbor, MI 48104
Email: chrisrizik@ardesta.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:		/s/ Anne E. Ross

Anne E. Ross

	Notices:	Anne E. Ross
c/o Foley & Lardner
150 E. Gilman Street, PO Box 1497
Madison, WI 53701-1497
Phone: (608) 257-5035
Fax: (608) 258-4258
Email: aross@foleylaw.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:			RONALD D. SIPPEL REVOCABLE TRUST

		By:	/s/ Ronald D. Sippel, Trustee

Ronald D. Sippel, Trustee

	Notices:		Ronald D. Sippel
1312 Church Street
Evanston, IL 60201
Phone: (312) 559-8891
Email: rsippel@usa.net
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:		/s/ Dennis Skogen

Dennis Skogen

	Notices:	Dennis Skogen
3154 Wacheeta Trail
Madison, WI 53711-5952
Phone: (608) 222-8600
Email: dennis@skogen.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:		RICHARD D. SNYDER REVOCABLE TRUST

		By:	/s/ Richard D. Snyder

Richard D. Snyder, Trustee

	Notices:	c/o Richard D. Snyder
201 S. Main Street, Suite 1000
Ann Arbor, MI 48104
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:		/s/ Marc Vaintrub

Marc Vaintrub

	Notices:	Marc Vaintrub
843 West Webster Avenue
Chicago, IL 60614
Phone: (773) 525-1791
Email: marc@vaintrub.org
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:		/s/ David G. Walsh

David G. Walsh

	Notices:	David G. Walsh
c/o Foley & Lardner
150 E. Gilman Street
Madison, WI 53703-2808
Phone: (608) 257-5035
Fax: (608) 258-4258
Email: dwalsh@foleylaw.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:			ALLAN A. WEISSBURG REVOCABLE TRUST

		By:	/s/ Allan A. Weissburg

Allan A. Weissburg, Trustee

	Notices:		c/o Allan A. Weissburg
11502 Hemingway Drive
Reston, VA 20194-1252
Phone: (703) 467-9855
Email: allan@weissburg.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:			STATE OF WISCONSIN INVESTMENT BOARD

		By:	/s/ Chris Prestigiacomo

Chris Prestigiacomo
Portfolio Manager

	Notices:		121 East Wilson Street
Madison, WI 53702
Attn: Chris Prestigiacomo, Portfolio Manager
Phone: (608) 266-6723
Fax: (608) 266-2436
Email: chris.prestigiacomo@swib.state.wi.us
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:		VENTURE INVESTORS EARLY STAGE FUND II LIMITED PARTNERSHIP

By: Venture Investors Founders, L.P. Its: General Partner

By: Venture Investors LLC Its: General Partner

		By:	/s/ John Neis
John Neis
Managing Director

	Notices:	c/o Venture Investors LLC 505 South Rosa Road, #100 Madison, WI 53719-1262 Attn: John Neis, Managing Director Phone: (608) 441-2700 Fax: (608) 441-2727 Email: john@ventureinvestors.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:		VENTURE INVESTORS EARLY STAGE FUND III LIMITED PARTNERSHIP

By: Venture Investors LLC Its: General Partner

		By:	/s/ John Neis
John Neis Managing Director

Notices:
505 South Rosa Road, #100 Madison, WI 53719-1262 Attn: John Neis, Managing Director Phone: (608) 441-2700 Fax: (608) 441-2727 Email: john@ventureinvestors.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:		WISCONSIN ALUMNI RESEARCH FOUNDATION

		By:	/s/ Carl E. Gulbrandsen
Carl E. Gulbrandsen Managing Director

		By:	/s/ Carrie J. Thome
Carrie J. Thome Associate Director of Investments

	Notices:	614 Walnut Street (53705) P.O. Box 7365 Madison, WI 53707-7365 Attn: Carrie J. Thome, Associate Director of Investments Phone: (608) 263-2500 Fax: (608) 263-1064 Email: cthome@warf.ws
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

/s/ James Hanson
James Hanson

	Notices:	James Hanson 3440 Highpoint Road Madison, WI 53719 Phone (Mobile): (608) 358-2817 Email: jimhanson@gdinet.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:		DAVID & LESLIE WEISSBURG, JTWROS

/s/ David Weissburg
David Weissburg

/s/ Leslie Weissburg
Leslie Weissburg

	Notices:	David and Leslie Weissburg 4213 Winnequah Road Monona, WI 53716 Phone: (608) 221-0023 Fax: (608) 221-9055 Email: david@weissburg.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

/s/ P. Schaefer Price
P. Schaefer Price

/s/ Amy J. Price
Amy J. Price

	Notices:	P. Schaefer and Amy J. Price c/o Pharmasset 303 College Road East Princeton, NJ 08540 Phone: (404) 325-5183 Email: sprice@pharmasset.com
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:		MAYO FOUNDATION FOR MEDICAL EDUCATION AND RESEARCH

		By:	/s/ Stephen P. VanNurden

		Name:	Stephen P. VanNurden

		Its:	Assistant Treasurer

	Notices:	Attn: Nathan L. Stacy Mayo Medical Ventures 200 First Street, S.W. Rochester, MN 55905 Phone: (507) 538-1652 Fax: (507) 284-5410 E-mail: stacy.nathan@mayo.edu
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:		SUNSHINE SUMMIT, LLC

		By:	/s/ Jose Luis Pino-y-Torres
		Its:	President

	Notices:	Attn: Dr. Jose Luis Pino-y-Torres 22 Shady Lane Sparta, NJ 07871 Phone: (407) 628-4526 Mobile: (407) 367-9731 Email: pinoytorres@earthlink.net
[Signature Page to Amended and Restated Investment Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:
/s/ John J. Barni
John J. Barni

	Notices:	John J. Barni 6757 Bramblewood Lane Mayfield Village, OH 44143 Mobile: (440) 655-3889 Email: vwbug66@sbcglobal.net
[Signature Page to Amended and Restated Investment Agreement]

EXHIBIT A
Investors
Reckwerdt, Paul J.
Barni, John
Hathaway, Stephen C.
Avalon Technology, LLC
Wisconsin Alumni Research Foundation
Venture Investors Early Stage Fund III L.P.
Venture Investors Early Stage Fund II L.P.
Advantage Capital Wisconsin Partners I, L.P.
Open Prairie Ventures I, L.P.
Mayo Foundation for Medical Education and Research
Endeavors Group, LLC, The
AKRA Investments, LLC
Ascension Health
780 Partners
Baird Venture Partners I L.P.
BVP I Affiliates Fund L.P.
Fetzer III, Wade
Gambino, Frank J.
Hackworthy, David A.
Hackworthy Family Trust
Hanson, James
Kelly, Terry F. and Mary W.
King, Thomas S.
Lagally, Max G. and Shelley M.
Laskis, Michael G.
Lindsey, Kevin
McDonough, John J.
McDonough, Allison J.
McDonough, Edwin J.
McDonough, John J. Jr.
McDonough, Joseph F.
McDonough, Dana L.
Nolan, Cary
Price, P. Schaefer and Amy J.
Rizik, Christopher L. 401(k)
Ross, Anne E.
Sippel Revocable Trust
SKL Investment Group, LLC
Skogen, Dennis
Snyder Revocable Trust
Sunshine Summit, LLC

A-1

Vaintraub, Marc
Walsh, David G.
Weissburg, Allan A. Revocable Trust
Weissburg, David and Leslie, JTWROS
State of Wisconsin Investment Board

A-2

SCHEDULE 2.7
to
Amended and Restated Investment Agreement
Definition of Permitted Transferee
“Permitted Transferee” shall mean,

(i)	with respect to Advantage Capital Wisconsin Partners I, Limited Partnership, a Wisconsin Limited Partnership (“Advantage”), (a) any shareholder or member of Advantage or Advantage Capital Wisconsin-GP I, LLC (such shareholder or member, an “Advantage Member”), any corporation, partnership, limited liability company or other entity that is an Affiliate of Advantage or any Advantage Member (an “Advantage Affiliate”), (b) any managing director, director, general partner, limited partner, officer or employee of Advantage, an Advantage Member or an Advantage Affiliate, or any spouse or lineal descendant of any of the foregoing persons or any heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing persons (provided that no Advantage Affiliate that becomes such an entity primarily for the purpose of effecting a transfer of the Registrable Securities shall be considered a Permitted Transferee ) (collectively, “Advantage Associates”), and (c) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, the stockholders, members or general and limited partners of which include only Advantage, Advantage Members, Advantage Affiliates or Advantage Associates;

(ii)	with respect to Avalon Technology, LLC, a Michigan limited liability company (“Avalon”), (a) any shareholder or member of Avalon or Avtech Ventures, LLC (collectively, “Avalon Investment”) (such shareholder or member, an “Avalon Member”), any corporation, partnership, limited liability company or other entity that is an Affiliate of Avalon Investment or any Avalon Member (an “Avalon Affiliate”), (b) any managing director, director, general partner, limited partner, officer or employee of Avalon Investment, an Avalon Member or an Avalon Affiliate, or any spouse or lineal descendant of any of the foregoing persons or any heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing persons (provided that no Avalon Affiliate that becomes such an entity primarily for the purpose of effecting a transfer of the Registrable Securities shall be considered a Permitted Transferee) (collectively, “Avalon Associates”), and (c) any trust the beneficiaries of which, or any corporation, limited liability company or partnership, the stockholders, members or general and limited partners of which include only Avalon Investment, Avalon Members, Avalon Affiliates or Avalon Associates;

(iii)	with respect to Venture Investors Early Stage Fund III Limited Partnership, a Wisconsin limited partnership (“VI”), (a) any general partner, limited partner, shareholder or member of VI or Venture Investors LLC (collectively, “Venture Investors”) (such shareholder or member, a “VI Member”), any corporation, partnership, limited liability company or other entity that is an Affiliate of Venture Investors or any VI Member (a

“VI Affiliate”), (b) any managing director, director, general partner, limited partner, officer or employee of Venture Investors, a VI Member or a VI Affiliate, or any spouse or lineal descendant of any of the foregoing persons or any heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing persons (provided that no VI Affiliate that becomes such an entity primarily for the purpose of effecting a transfer of the Registrable Securities shall be considered a Permitted Transferee) (collectively, “VI Associates”), and (c) any trust the beneficiaries of which, or any corporation, limited liability company or partnership, the stockholders, members or general and limited partners of which include only Venture Investors, VI Members, VI Affiliates or VI Associates;

(iv)	with respect to Venture Investors Early Stage Fund II Limited Partnership, a Wisconsin limited partnership (“VIESF II”), (a) any general partner, limited partner, shareholder or member of VIESF II or Venture Investors LLC (collectively, “VIESF Investors”) (such shareholder or member, a “VIESF Member”), any corporation, partnership, limited liability company or other entity that is an Affiliate of VIESF Investors or any VIESF Member (a “VIESF Affiliate”), (b) any managing director, director, general partner, limited partner, officer or employee of VIESF Investors, a VIESF Member or a VIESF Affiliate, or any spouse or lineal descendant of any of the foregoing persons or any heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing persons (provided that no VIESF Affiliate that becomes such an entity primarily for the purpose of effecting a transfer of the Registrable Securities shall be considered a Permitted Transferee) (collectively, “VIESF Associates”), and (c) any trust the beneficiaries of which, or any corporation, limited liability company or partnership, the stockholders, members or general and limited partners of which include only VIESF Investors, VIESF Members, VIESF Affiliates or VIESF Associates;

(v)	with respect to Open Prairie Ventures I, L.P., an Illinois limited partnership (“Open Prairie Ventures”), (a) any general partner, limited partner, shareholder or member of Open Prairie Ventures (collectively, “Open Prairie”) (such shareholder or member, an “Open Prairie Member”), any corporation, partnership, limited liability company or other entity that is an Affiliate of Open Prairie or any Open Prairie Member (an “Open Prairie Affiliate”), (b) any managing director, director, general partner, limited partner, officer or employee of Open Prairie, an Open Prairie Member or an Open Prairie Affiliate, or any spouse or lineal descendant of any of the foregoing persons or any heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing persons (provided that no Open Prairie Affiliate that becomes such an entity primarily for the purpose of effecting a transfer of the Registrable Securities shall be considered a Permitted Transferee) (collectively, “Open Prairie Associates”), and (c) any trust the beneficiaries of which, or any corporation, limited liability company or partnership, the stockholders, members or general and limited partners of which include only Open Prairie, Open Prairie Members, Open Prairie Affiliates or Open Prairie Associates;

(vi)	with respect to Baird Venture Partners I Limited Partnership and BVP I Affiliates Fund Limited Partnership, (a) any general partner, limited partner, shareholder or member of Baird Venture Partners I Limited Partnership, BVP I Affiliates Fund Limited Partnership,

Baird Venture Partners Management Company I, L.L.C. or Baird Capital Partners Management Company, L.L.C. (collectively, “Baird”) (such shareholder or member, a “Baird Member”), any corporation, partnership, limited liability company or other entity that is an Affiliate of Baird or any Baird Member (a “Baird Affiliate”), (b) any managing director, director, general partner, limited partner, partner, senior vice president, vice president, officer or employee of Baird, a Baird Member or a Baird Affiliate, or any spouse or lineal descendant of any of the foregoing persons or any heir, executor, administrator. testamentary trustee. legatee or beneficiary of any of the foregoing persons (provided that no Baird Affiliate that becomes such an entity primarily for the purpose of effecting a transfer of the Registrable Securities shall be considered a Permitted Transferee) (collectively. “Baird Associates”), and (c) any trust the beneficiaries of which, or any corporation. limited liability company or partnership. the stockholders. members or general and limited partners of which include only Baird, Baird Members, Baird Affiliates or Baird Associates;

(vii)	with respect to The Endeavors Group, LLC, a Wisconsin limited liability company (“The Endeavors Group”) (a) any member of The Endeavors Group (“Endeavors Member”), (b) any corporation, partnership, limited liability company or other entity that is an Affiliate of any Endeavors Member (an “Endeavors Affiliate”), (c) any managing director, director, general partner, limited partner, officer or employee of an Endeavors Member or an Endeavors Affiliate, or any spouse or lineal descendant of any of the foregoing persons or any heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing persons (provided that no Endeavors Affiliate that becomes such an entity primarily for the purpose of effecting a transfer of the Registrable Securities shall be considered a Permitted Transferee) (collectively, “Endeavors Associates”), and (d) any trust the beneficiaries of which, or any corporation. limited liability company or partnership, the stockholders, members or general and limited partners of which include only Endeavors Members, Endeavors Affiliates or Endeavors Associates;

(viii)	with respect to Mayo Foundation for Medical Education and Research (MFMER), any corporation, partnership, limited liability company or other entity that is an Affiliate of MFMER, and

(ix)	with respect to Ascension Health, a Missouri nonprofit corporation (“Ascension”), any Affiliate of Ascension or any Affiliate of any of its subsidiaries.